UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2024

Nxu, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41509	92-2819012
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

1828 N. Higley Rd. Ste 116, Mesa, AZ 85205
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (602) 309-5425

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NXU	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

PIPE Securities Purchase Agreement

On December 26, 2024, Nxu, Inc. (the “Company”) entered into, and consummated the transactions contemplated by, a Securities Purchase Agreement (the “Purchase Agreement”) with the purchasers named therein (the “Investors”). Pursuant to the Purchase Agreement, the Company will sell to the Investors (the “Private Placement”) an aggregate of (i) 6,800,000 shares (the “Purchased Shares”) of the Company’s Class A Common Stock, $0.0001 par value per share (“Common Stock”), (ii) pre-funded warrants to purchase 5,200,000 shares of Common Stock (the “Pre-Funded Warrants”), (iii) Series A warrants to purchase up to 6,000,000 shares of Common Stock (the “Series A Warrants”), and (iv) Series B warrants to purchase a number of shares of Common Stock to be determined on the Reset Date referenced below in accordance with the terms of the Series B warrants (the “Series B Warrants” and together with the Pre-Funded Warrants and the Series A Warrants, the “Warrants”). The Purchased Shares, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants are collectively referred to herein as the “Securities.” The aggregate offering price for the Purchased Shares and the Warrants sold in the Private Placement was approximately $3,000,000.

The Pre-Funded Warrants are exercisable immediately following the date of issuance, may be exercised at any time until all of the Pre-Funded Warrants are exercised in full, and have an initial exercise price of $0.0001 per share, subject to adjustment. The Series A Warrants and the Series B Warrants are exercisable upon receipt of approval of the Company’s stockholders relating to the issuance of the shares of Common Stock underlying the Series A Warrants and the Series B warrants as required by the rules and regulations of The Nasdaq Stock Market LLC (the “Stockholder Consent”). The Series A Warrants have an exercise price of $0.50, subject to adjustment. In addition, with respect to the Series A Warrants, the Investors may also effect an “alternative cashless exercise” after the Stockholder Consent has been obtained but prior to the time of the closing of the merger (the “Automatic Exercise Time”) contemplated by the Agreement and Plan of Merger, dated as of October 23, 2024, by and among the Company, NXU Merger Sub, Inc., a Delaware corporation, NXU Merger Sub, LLC, a Delaware limited liability company, and Verde Bioresins, Inc., a Delaware corporation (the “Merger Agreement”). In such event, the aggregate number of shares of Common Stock issuable in such alternative cashless exercise of the Series A Warrants will equal the product of (i) the aggregate number of shares of Common Stock that would be issuable upon exercise of such Series A Warrant in accordance with the terms of such Series A Warrant if such exercise were by means of a cash exercise rather than a cashless exercise, multiplied by (ii) 1.0. The Series A Warrants contain a reset adjustment that is expected to occur on the date (the “Reset Date”) that is the eighth trading day after the effectiveness of the Registration Statement (as defined below) or, if later, the eighth trading day after the Stockholder Consent is obtained. The reset price means the greater of (i) 80% of the lowest daily weighted average price (as defined) and (ii) a floor price of $0.0524 (subject to adjustment). If the exercise price of the Series A Warrants is reduced pursuant to the reset provisions, the number of shares of Common Stock for which the Series A Warrants can be exercised will be correspondingly increased. The number of shares of Common Stock for which the Series B Warrants can initially be exercised will be determined on the Reset Date and will equal that number obtained by subtracting (i) the number of Purchased Shares purchased by the Investors on the closing date of the Private Placement pursuant to the Purchase Agreement from (ii) the quotient obtained by dividing (x) the aggregate purchase price paid the Investors on the closing date for the Private Placement by (y) the applicable reset price determined on the Reset Date. The Series B Warrants have an exercise price of $0.0001 per share, subject to adjustment. As a result of the reset provisions in the Series A Warrants and the provisions for determining the number of shares of Common Stock into which the Series B Warrants may be exercised, the number of shares into which the Warrants will be exercisable following the Reset Date may be significantly greater than the number of shares into which the Warrants are exercisable on the closing date of the Private Placement.

A holder may not exercise any Pre-Funded Warrants or Series A Warrants that would cause the aggregate number of shares of Common Stock beneficially owned by the holder to exceed 4.99% (or 9.99% at the election of the holder) of the Company’s outstanding Common Stock immediately after exercise. A holder may not exercise any Series B Warrant that would cause the aggregate number of shares of Common Stock beneficially owned by the holder to exceed 4.99% of the Company’s outstanding Common Stock immediately after exercise (the “Beneficial Ownership Limitation”). The Warrants are subject to adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock and also upon any distributions for no consideration of assets to the Company’s stockholders. The Warrants do not entitle the holders thereof to any voting rights or any of the other rights or privileges to which holders of Common Stock are entitled.

In the event of a “Fundamental Transaction,” which term is defined in the respective Warrants and generally includes (i) the Company, directly or indirectly, in one or more related transactions effecting any merger or consolidation of the Company with or into another Subject Entity (as defined in the respective Warrants) whether or not the Company is the surviving entity, (ii) the Company, directly or indirectly, effecting any sale, assignment, transfer, conveyance or other disposition of all or substantially all of the Company’s (or any of its “significant subsidiaries”) assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Subject Entity) completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of at least 50% of the outstanding shares of Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions consummating a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquires at least 50% of the outstanding shares of Common Stock, or (v) the Company, directly or indirectly, in one or more related transactions with one or more Subject Entities effecting any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which all such Subject Entities, individually or in the aggregate, acquire at least 50% of the outstanding shares of Common Stock, the holders of the Warrants will be entitled to receive upon exercise of such Warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised such Warrants immediately prior to such Fundamental Transaction. Notwithstanding, the term “Fundamental Transaction” does not include the Company’s pending merger with Verde Bioresins, Inc. pursuant to the Merger Agreement.

Any portion of the Series A Warrants and Series B Warrants that is not exercised as of the Automatic Exercise Time will be automatically exercised as of such Automatic Exercise Time (concurrently with the closing of the merger contemplated by the Merger Agreement) pursuant to a cashless exercise, subject to (i) Stockholder Consent is received and effective through such exercise time and (ii) the Beneficial Ownership Limitation. Any portion of the Pre-Funded Warrants that is not exercised as of the Automatic Exercise Time will be automatically exercised as of such Automatic Exercise Time pursuant to a cashless exercise, subject to the Beneficial Ownership Limitation.

Pursuant to an engagement letter between the Company and Maxim Group LLC (the “Placement Agent”), the Company will pay the Placement Agent a cash fee at closing equal to 7.0% of the gross proceeds received by the Company in the offering, and will reimburse the Placement Agent for up to $50,000 for accountable out-of-pocket expenses.

The foregoing descriptions of the Purchase Agreement and the Warrants do not purport to be complete and are qualified in their entirety by references to the full text of (i) the form of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein; (ii) the form of Pre-Funded Warrant, which is filed as Exhibit 4.1 to this Report and is incorporated by reference herein; (iii) the form of Series A Warrant, which is filed as Exhibit 4.2 to this Report and is incorporated by reference herein; and (iv) the form of Series B Warrant, which is filed as Exhibit 4.3 to this Report and is incorporated by reference herein.

Registration Rights Agreement

In connection with the Private Placement, the Company also entered into a Registration Rights Agreement, dated December 26, 2024 (the “Registration Rights Agreement”), with the Investors requiring the Company to register the resale of the Purchased Shares and the shares of Common Stock issuable upon exercise of the Warrants under a registration statement on Form S-3 (or a Form S-1 if the Company is not then eligible to register for resale such securities on Form S-3) (the “Resale Registration Statement”). The Company is required to prepare and file the Resale Registration Statement with the Securities and Exchange Commission (the “SEC”) as soon as reasonably practicable, but in no event later than 30 days following the closing date of the Private Placement (the “Filing Deadline”), and to use reasonable best efforts to cause the Resale Registration Statement to be declared effective as promptly as practicable thereafter, and in any event no later than 50 days following the closing date of the Private Placement if the Resale Registration Statement is not subject to a “full review” by the SEC and 70 days following the closing date of the Private Placement in the event of a full review of the Resale Registration Statement by the SEC (the “Effectiveness Deadline”).

If the Company fails to meet the Filing Deadline or the Effectiveness Deadline, subject to certain terms provided for in the Registration Rights Agreement, the Company will be required to pay liquidated damages to the Investors. The Registration Rights Agreement provides for customary indemnification and contribution provisions. In the event the Investors no longer hold “Registrable Securities,” as defined in the Registration Rights Agreement, or when the Registrable Securities may be resold by the Investors pursuant to Rule 144 (“Rule 144”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), the Company may not be obligated to cause the declaration of effectiveness of the Resale Registration Statement by the SEC.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Registration Rights Agreement, which is filed as Exhibit 10.2 to this Report and is incorporated by reference herein.

Lock-Up Agreement

In addition, pursuant to certain “lock-up” agreements (each, a “Lock-Up Agreement”) that were required to be entered into as a condition to the closing of the Private Placement, the Company’s executive officers and directors have agreed, for a period of 30 days from the earlier of (x) such time as one or more Resale Registration Statement(s) covering the resale of all Registrable Securities has been effective and available for the re-sale of all such Registrable Securities, and (y) such time as all of the Registrable Securities may be sold without restriction or limitation pursuant to Rule 144, not to engage in any of the following, whether directly or indirectly, without the consent of the Investors under the Purchase Agreement: offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of any shares of Common Stock or securities convertible, exchangeable or exercisable into, shares of Common Stock beneficially owned, held or acquired by the Investors.

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, which is filed as Exhibit 10.3 to this Report and is incorporated by reference herein.

Voting Agreement

In addition, each of Mark Hanchett, Annie Pratt, Britt Ide, Jessica Billingsley and Sarah Wyant agreed to enter into voting agreements (each, a “Voting Agreement”) to vote all shares of the Company voting stock over which each such individual has voting control in favor of any resolution presented to the shareholders of the Company to approve the terms and exercise of the Series A warrant and Series B warrant to comply with the applicable rules and regulations of the Nasdaq Stock Market.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Voting Agreement, which is filed as Exhibit 10.4 to this Report and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 of this Report is hereby incorporated by reference into this Item 3.02 in its entirety.

Based in part upon the representations of the Investors in the Purchase Agreement, the issuances of the Securities in connection with the Private Placement are exempt from registration under the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. Each of the Investors represented that they are an “accredited investor” as defined in Rule 501(a) under the Securities Act, and that they are acquiring the Securities for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States federal securities laws.

Cautionary Statement Regarding Forward-Looking Statements

This Report contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, including statements related to any anticipated stockholder approvals required in connection with the Private Placement, the filing of the Resale Registration Statement to register the resale of the Shares and the shares of Common Stock issuable upon exercise of the Warrants, the potential future sale of shares of the Company’s Common Stock and price for such sales under the Purchase Agreement. The words “may,” “will,” “could,” “would,” “should,” “expect,” “future,” “intend,” “plan,” “believe,” “potential,” “continue” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the risk factors set forth under “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, set forth in the Company’s subsequent Quarterly Reports on Form 10-Q, set forth under “RISK FACTORS” in the Company’s Registration Statement on Form S-4 filed as of November 12, 2024, or set forth in the Company’s other filings with the SEC. Additional risks and uncertainties include, but are not limited to, whether the Company will be successful in obtaining the required stockholder approvals in connection with the Private Placement and the Company’s ability to file the Resale Registration Statement with the SEC and cause its effectiveness in a timely manner in accordance with the Resale Registration Statement or at all. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

Important Additional Information About the Transaction and Where to Find It

This Report and the exhibits filed or furnished herewith are not substitutes for the Registration Statements (as defined below) or for any other document that the Company may file with the SEC in connection with the Private Placement and the merger contemplated by the Merger Agreement. In connection with the Private Placement and the merger contemplated by the Merger Agreement, the Company intends to file the Resale Registration Statement and a registration statement on Form S-4/A (together with the Resale Registration Statement, the “Registration Statements”) with the SEC, which includes a document that serves as a prospectus and proxy statement of the Company, referred to as a “Proxy Statement/Prospectus.” The preliminary and definitive proxy statements/prospectuses and other relevant documents will be sent or given to the stockholders of the Company as of the record date established for voting on proposals relating to the Private Placement, the merger contemplated by the Merger Agreement and other matters. THE COMPANY URGES ITS INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENTS, PRELIMINARY PROXY STATEMENT/PROSPECTUS, DEFINITIVE PROXY STATEMENT/PROSPECTUS (ONCE AVAILABLE) AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PRIVATE PLACEMENT, THE MERGER CONTEMPLATED BY THE MERGER AGREEMENT AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Registration Statements, the preliminary Proxy Statement/Prospectus, the definitive Proxy Statement/Prospectus (once available), and other documents filed by the Company with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders should note that the Company communicates with investors and the public using its website (www.nxuenergy.com) and the investor relations website (investors.nxuenergy.com), where anyone will be able to obtain free copies of the Registration Statements, preliminary Proxy Statement/Prospectus, definitive Proxy Statement/Prospectus (once available) and other documents filed by the Company with the SEC and investors and stockholders are urged to read the Registration Statements, preliminary Proxy Statement/Prospectus, definitive Proxy Statement/Prospectus (once available) and the other relevant materials when they become available before making any voting or investment decision with respect to the Private Placement and the merger contemplated by the Merger Agreement.

No Offer or Solicitation

This Report and the exhibits filed or furnished herewith are not intended to and do not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the Private Placement or the merger contemplated by the Merger Agreement or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the Private Placement, the merger contemplated by the Merger Agreement or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS REPORT AND THE EXHIBITS FILED OR FURNISHED HEREWITH ARE TRUTHFUL OR COMPLETE.

Participants in the Solicitation

The Company and its respective directors, executive officers and other members of management may be considered participants in the solicitation of proxies in connection with the Private Placement and the merger contemplated by the Merger Agreement. Information about the Company’s directors and executive officers, consisting of Mark Hanchett, Annie Pratt, Britt Ide, Jessica Billingsley and Sarah Wyant, including a description of their direct or indirect interest, by security holdings or otherwise, can be found under the captions, “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation” contained in the definitive proxy statement on Schedule 14A for the Company’s 2024 annual meeting of stockholders, filed with the SEC on May 2, 2024 (the “2024 Nxu Proxy Statement”). To the extent that the Company’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2024 Nxu Proxy Statement, such transactions have been or will be reflected on Statements of Change in Beneficial Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant
4.2	Form of Series A Warrant
4.3	Form of Series B Warrant
10.1*	Form of Securities Purchase Agreement, dated as of December 26, 2024, by and among Nxu, Inc. and the Investors named therein
10.2	Form of Registration Rights Agreement, dated as of December 26, 2024, by and among Nxu, Inc. and the Investors named therein
10.3	Form of Lock-Up Agreement
10.4	Form of Voting Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXU, INC.

Date: December 27, 2024	By:	/s/ Mark Hanchett
Mark Hanchett
Chief Executive Officer

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